
FRANKLIN SQUARE
CAPITAL PARTNERS
How Individuals Can
Invest in Innovative Alternatives
This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectuses. Copies of these filings are available free of charge by contacting FS Investment Corporation II or FS Energy & Power Fund at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by phone at (215) 495-1150 or by visiting www.fsic2.com or www.fsenergyandpowerfund.com. This sales and advertising literature must be read in conjunction with the applicable prospectus in order to fully understand all of the implications and risks of the offering of securities to which the applicable prospectus relates. A copy of the applicable prospectus must be made available to you in connection with the offerings described herein. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney General of the State of New York nor any state securities regulators have approved or disapproved of these securities or determined if the applicable prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

Welcome to this presentation about alternative investments. Today, more and more individuals are diversifying into non-traditional investments beyond stocks, bonds and cash. They may be looking to add new asset classes, increase their income or reduce overall portfolio volatility.

This presentation will introduce you to two investment offerings designed by Franklin Square Capital Partners, a leading sponsor of alternative investments. The first is an income fund called FS Investment Corporation II, or FSIC II for short. The second is an income and growth fund called FS Energy & Power Fund, or FSEP.

Risks Associated with FS Investment Corporation II

An investment in the common stock of FS Investment Corporation II ("FSIC II") involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common stock involves; however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in shares of our common stock.

- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, if at all, it is unlikely that you will be able to sell your shares. While we intend to conduct quarterly tender offers for our shares, only a limited number of shares will be eligible for repurchase, and we may suspend or terminate the share repurchase program at any time.
- Investors may not receive distributions or our distributions may not grow over time. We may pay distributions from offering proceeds, borrowings or the sale of assets, and we have not established limits on the amount of funds that we may use from net offering proceeds or borrowings to make distributions. Our distribution proceeds may exceed our earnings, and therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.
- An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We may borrow funds to make investments, which would increase the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- This is a "best efforts" offering, and if we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make.
- This sales and advertising material is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer and sale are not permitted.

FSIC II is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in FSIC II, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000 or (ii) a net worth of at least $250,000. Some states, such as Kansas, impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.

FRANKLIN SQUARE CAPITAL PARTNERS

Here is a list of some of the risks associated with FSIC II. As with any potential investment, you should read and understand the Fund's prospectus for a detailed description of these and other risks before making your decision to invest in the Fund.

Risks Associated with FS Energy & Power Fund

An investment in the common shares of FS Energy & Power Fund ("FSEP") involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common shares involves; however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in our common shares.

- Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, if at all, it will be difficult for you to sell your common shares. While we intend to conduct quarterly tender offers for our common shares, only a limited number of our common shares will be eligible for repurchase, and we may suspend or terminate the share repurchase program at any time.
- The amount of any distributions we may make is uncertain. Our distribution proceeds have exceeded, and in the future may exceed, our net investment income, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.
- Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of energy and power companies. The revenues, income (or losses) and valuations of energy and power companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance.
- An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.

FSEP is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in FSEP, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000 or (ii) a net worth of at least $250,000. Some states, such as Kansas, impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.

FRANKLIN SQUARE CAPITAL PARTNERS

These are some of the risks associated with FSEP. As you might expect, there are always risks with a portfolio that concentrates on a specific sector. Again, read the Fund's prospectus for details on these and other risks before investing.


Franklin Square's Vision & Products
Our Vision
Individuals
Institutions
BDC
Investing Public
Endowment-Style Investing
Alternative Investments
Business Development Company
Our Products
FS INVESTMENT CORPORATION
A Business Development Company
FS ENERGY & POWER FUND
A Business Development Company
FSIC II
Launched: January 2009
Capital Raised: $2.7 billion(1)
Number of Investors: 62,000+(1)
Launched: July 2011
Capital Raised: $829.6 million(2)
Number of Investors: 20,000(1)
Launched: June 2012
Capital Raised: $883.8 million(2)
Number of Investors: 20,000(1)
1) As of February 15, 2013
2) As of February 28, 2013
FRANKLIN SQUARE CAPITAL PARTNERS
© 2013 Franklin Square Capital Partners
4

Let me introduce you to Franklin Square Capital Partners. Franklin Square is a leading manager of alternative investment funds designed for the investing public, that is, individuals who may not have millions to invest.

It was founded in 2007 with the vision of helping investors enhance their portfolios with “endowment-style investing” strategies. These strategies were previously available only to the largest institutions, such as pension plans or university endowments.

As we will see, alternative investments play a large role in many institutional portfolios. Whereas traditional assets include public stocks and bonds, alternatives encompass a broad range of non-traditional assets, including investments in the debt and equity of private companies.

In 2009, Franklin Square increased access to such private investments by creating a new type of fund based on an investment vehicle called a *business development company*, or BDC for short. BDCs were created by Congress to enable people to invest in private and smaller public *companies* that need capital to *develop* their *businesses*.

Franklin Square currently sponsors three BDCs. Its first, called FS Investment Corporation, or FSIC, is now closed to new investors. Today we will be talking about Franklin Square's current offerings: FSIC II (the successor to FSIC) and FSEP.


Institutions Invest in Alternatives — What About Individuals?
Domestic Equities 12%
Short-Term Securities / Cash / Other 3%
Fixed Income 9%
International Equities 15%
Real Estate 9%
Alternative Strategies 52%
Institutions invest heavily in alternatives like private debt and equity.
Source: National Association of College and University Business Officers and Commonfund Institute. Data include asset allocations for U.S. Higher Education Endowments and Affiliated Foundations with assets under management of at least $1 billion in fiscal year 2012. Alternative strategies include private equity (LBOs, mezzanine, M&A funds and international private equity); marketable alternative strategies (hedge funds: absolute return, market neutral, long/short, 130/30, event-driven and derivatives); venture capital; energy and natural resources (oil, gas, timber, commodities and managed futures); and distressed debt.
FRANKLIN SQUARE CAPITAL PARTNERS
© 2013 Franklin Square Capital Partners
5

Before we do, it's instructive to look at how a typical institution may allocate its investments. Over half of the institutional portfolio shown here is invested in alternative strategies, the green slice. Institutions and endowments may look to assets like private debt and private equity for their potential to provide income and growth. Private investments, which are generally less dependent on public markets, can also add diversification to a portfolio.

Consider how individuals invest. While any two people invest differently depending on their goals, time horizon and risk tolerance, most hold a heavy concentration of traditional investments, including stocks, fixed income and cash, with little or no allocation to alternative investments. Most individual investors simply have not had familiarity with alternatives, especially private company investments, or have lacked access. Franklin Square is helping change that.


Franklin Square's Best Practices Put Investors First
FRANKLIN SQUARE
CAPITAL PARTNERS
Business Development Company
Independent Custodian
Marked to Market
Investor Protections
SEC Registered
Independent Board
Transparent Products
NAV-Based Pricing
Sponsor Investment
Fully Earned Distributions
FRANKLIN SQUARE
CAPITAL PARTNERS
© 2013 Franklin Square Capital Partners
6

BDCs, like Franklin Square's Funds, are regulated under certain provisions of the Investment Company Act of 1940, which require a number of legal protections for investors. BDCs must be registered with the SEC, have a majority of independent directors, have independent custodians for their assets, and disclose their asset values in periodic public filings.

Franklin Square reinforces these protections with its own set of investor-centric best practices. Let's touch on these going clockwise around the blue outer circle:

- Its products emphasize **transparency**. Investment positions are reported every quarter so investors can know what they are holding, and Franklin Square offers many educational resources to help investors understand their investments.
- The Funds' share prices are based on the portfolio's **net asset value**, or NAV. In other words, the price at which shares are offered adjusts to reflect the value of the assets in the portfolio. In contrast, some alternative investments have share prices that bear no correlation to the value of the underlying assets.
- Investors affiliated with Franklin Square and investment sub-adviser GSO Capital Partners have invested approximately $64.7 million of their own money in the Funds as of March 14, 2013. A sizable **sponsor investment** aligns the Fund managers' interests with those of investors.
- The Funds have never paid **distributions** from offering proceeds or borrowings. In other words, the income investors receive derives from the performance of the investments held. That said, our distributions are uncertain and have exceeded our net investment income in the past and may exceed it in the future. Distributions may be made funded from expense reimbursements received from Franklin Square. In addition, portions of our distributions may represent a return of capital to investors for tax purposes. A return of capital generally is a return of a shareholder's investment rather than a return of earnings or gains derived from investment activities and will be made after deducting fees and expenses payable in connection with the offering, including any fees payable to the Fund's investment adviser.


Introducing FS Investment Corporation II
OBJECTIVES
COMPANIES
INVESTMENTS
VEHICLE
Current Income
+
Potential Long-Term Capital Appreciation
Energy 19%
Capital Goods 17%
Health Care Equipment & Services 10%
Diversified Financials 7%
Software & Services 6%
Commercial Services & Supplies 5%
Consumer Services 5%
Telecommunication Services 5%
Consumer Durables & Apparel 4%
Technology Hardware & Equipment 4%
Food & Staples Retailing 3%
Media 3%
Private U.S. Companies
(as of 12/31/2012)
Senior Secured Debt
+
Unsecured Debt
Private Debt
BDC
Business Development Company
GSO
CAPITAL PARTNERS
A Blackstone Company
Sub-Adviser
FRANKLIN SQUARE
7

Let's turn to the funds, starting with an overview of FS Investment Corporation II.

FSIC II's investment **objective** is to generate current income (meaning ongoing distributions to investors) with a secondary objective of long-term growth (also referred to as "capital appreciation").

It invests predominantly in privately held companies based in the United States representing a broad range of industries as shown here.

FSIC II primarily invests in senior secured debt (think loans) and has the flexibility to hold unsecured debt (think bonds).

The Fund is structured as a non-traded BDC.

An affiliate of Franklin Square serves as the investment adviser for the Fund. GSO / Blackstone, a leading asset manager that specializes in credit-based transactions, serves as sub-adviser, which means it assists the Fund's adviser in identifying and selecting investments for the portfolio.

We will provide further detail on these points.



What Do These Companies Have in Common?
BJ's WHOLESALE CLUB
0.6%*
The Container Store
0.2%*
AVAYA
2.0%*
totes»ISOTONER
0.2%*
Bb
Blackboard
0.2%*
1. They are privately held
2. They borrow money
3. You can invest in the debt of companies like these
* These are select holdings in FSIC II and their percentage of the portfolio is based on fair market value as of December 31, 2012. Holdings are subject to change and there can be no assurance that the Fund will continue to hold these positions.
FRANKLIN SQUARE CAPITAL PARTNERS
©2013 Franklin Square Capital Partners
8

Here are a number of logos of companies you probably have heard of. Ask yourself: what do these companies have in common?

They are all privately held companies, meaning you cannot buy their stock on public markets. Just because a company is private does not mean it is small and unknown. Many are well-established brands.

When private companies need capital to run their businesses, they often borrow money from banks or other lenders.

You can be a lender to companies like these by investing in their loans through a fund like FSIC II.

(While FSIC II may not currently have investments in these companies, this slide shows some of the businesses that have borrowed from private lenders.)


FSIC II's Focus: Senior Secured Loans
FSIC II's Primary Focus
Lower Risk
Higher Risk
SENIOR SECURED LOANS
UNSECURED DEBT
(High-Yield Corporate Bonds)
EQUITY
GM
100%
< 20%
0%
Recovery after Bankruptcy
FRANKLIN SQUARE
CAPITAL PARTNERS
©2013 Franklin Square Capital Partners
9

Again, FSIC II invests primarily in ***senior secured loans*** made to private companies. These can be among the least risky investments in a company because they have "seniority." This means that in the case of a default, borrowers are generally obligated to pay lenders back before bondholders or equity holders.

Also, unlike other debt securities, senior secured loans are backed (or "secured") by company assets. Keep in mind, the collateral securing any loan may lose some or all of its value over time based on the performance of the portfolio company, which could have a negative impact on the value of the security, including loss of principal. Also, investments in private companies can pose greater risks than investments in public companies, including a relative lack of liquidity and diminished capital resources of the target companies, which could adversely affect the performance of the Funds.

Unsecured debt, which includes most bonds, is next in line for payment. With unsecured debt, lenders generally take on more risk — in part because these investments are not secured by company assets — and therefore charge higher interest rates to borrowers. FSIC II may invest in unsecured debt.

As an example of what seniority can mean, when General Motors went into bankruptcy in 2009, unsecured debt holders lost most of their investment and stockholders lost all value. Senior secured loans were the *only* assets to be repaid in full, demonstrating the advantages that seniority can bring.


Floating Rates Reduce Interest Risk
LIBOR 3-Month Interest Rates* (1984-2012)
12%
10%
8%
6%
4.6%
Average
4%
2%
0%
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
Interest Rates
Bond Prices
Interest Rates
Bond Prices
Current LIBOR:
0.3%
* LIBOR stands for London Interbank Offered Rate.
FRANKLIN SQUARE
CAPITAL PARTNERS
©2013 Franklin Square Capital Partners
10

Interest rates have been at historical lows as evidenced by this view of LIBOR, a widely used benchmark for interest rates. If they start to rise, the value of fixed-rate investments, such as bonds, may decrease. Why? The demand for an existing bond tends to fall if investors can get better rates elsewhere. This is known as interest rate risk.

Most senior secured loans, like those held in FSIC II, have ***floating interest rates.*** That means the interest payments that borrowers owe adjust upward as prevailing interest rates rise and downward as they fall. So in a rising interest rate and inflation environment, floating rate investments can protect debt investors from losing value.

Keep in mind, the Fund is subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on its investments and have a material adverse effect on the rate of return of invested capital. Also, while the Fund intends to invest a majority of the portfolio in floating interest rate investments, it may not be able to achieve this goal.


Sub-Adviser: GSO / Blackstone
Scale
One of the world's largest alternative asset managers
Clients include institutional and high-net-worth investors
Access to Blackstone's expertise
Blackstone
GSO
CAPITAL PARTNERS
A Blackstone Company
Expertise
Global presence with over 230 employees*
Knowledge of credit business
Seeks to structure proprietary or originated deals
Institutional Investor
Winner Money Manager of the Year 2012
* As of December 31, 2012.
FRANKLIN SQUARE
11

As FSIC II's sub-adviser, GSO / Blackstone recommends investments for the portfolio. By investing in FSIC II, investors gain unprecedented access to the scale and expertise of a leader in the alternative investments industry.

SCALE:

- GSO is one of the world's largest global managers of leveraged loans and is well positioned to evaluate private debt opportunities.
- GSO's clients include some of the most demanding institutions and high-net-worth investors. In 2012, GSO was named Money Manager of the Year by *Institutional Investor* magazine. Within the world of endowments and other financial institutions, this recognition is a testament to the firm's track record and reputation.
- GSO is the credit arm of The Blackstone Group, an alternative asset manager with nearly 1,800 employees in 24 offices worldwide as of year-end 2012. GSO benefits from access to Blackstone's extensive network of investment opportunities.

EXPERTISE:

- GSO employs more than 230 employees with offices in New York, Houston, Dublin, London and Sydney.
- GSO knows the credit business and employs rigorous analysis when considering a company's ability to honor its debts under various economic conditions. This expertise helps FSIC II select attractive investments while limiting the chance of default.
- GSO is highly qualified to structure deals for FSIC II that are proprietary or originated, which we will explain on the next slide.


Two Ways to Obtain Loans
Secondary Market/
Syndicated Loans
Proprietary Deals/
Originations
Attributes
Liquid market
Large issuers
More participants
(and competition)
Attributes
Less liquid
Better yields
Fewer participants
FRANKLIN SQUARE
CAPITAL PARTNERS
12

There are two ways that FSIC II obtains loans.

There are **secondary markets** where syndicated loans are bought and sold readily. It's a relatively liquid market with large issuers and many buyers and sellers. While there are many good investments in the secondary market, higher competition tends to drive yields lower.

Loan opportunities can also be sourced from **proprietary deals and originations** where the lender works directly with the borrower to set the terms of the loans. Because these transactions are often less liquid and have fewer participants, they tend to offer better yields than secondary loans. With unparalleled access to GSO / Blackstone's strong pipeline of proprietary deal flow, the Fund will look to enhance returns with proprietary deals. In fact, GSO is one of the largest non-bank loan originators in the country. Since 2005, GSO has originated over $7.5 billion in deals representing over 90 different companies.

Important Terms of FSIC II

Minimum investment	$5,000	**Distribution schedule**	Distributions are generally paid monthly. Amount subject to change. See prospectus and supplements.
Suitability	Minimum of $70,000 annual gross income and $70,000 net worth OR $250,000 net worth required.(1)	**Distribution reinvestment price**	90% of the then-current offering price in effect on the repurchase date.
Price per share	Subject to change. See Fund website.	**Quarterly liquidity**	FSIC II intends to offer to repurchase shares quarterly at 90% of the public offering price, subject to certain limitations.(2)
Maximum offering size	200 million shares	**Exit strategy**	May list, liquidate or merge within 5 years after completion of offering stage.(3)

1) Subject to higher standards that may be imposed by individual states.
2) Shares to be repurchased in any calendar year will be limited to the number of shares FSIC II could purchase with the proceeds received under its distribution reinvestment plan. In addition, FSIC II will limit the number of shares to be repurchased in any calendar quarter to 2.5% of the weighted average number of shares outstanding in the prior calendar year, or 10% in each calendar year. See prospectus for further details regarding the Share Repurchase Program.
3) There can be no assurance that a liquidity event can be completed.

FRANKLIN SQUARE CAPITAL PARTNERS

Here are some of the important terms of the offering:

- The minimum initial investment is $5,000.
- To be suitable for the Fund, an investor must meet the income and/or net worth requirements contained in the prospectus.
- The current price per share is subject to change and can be found on the Fund's website at www.fsic2.com.
- There are up to 200 million shares available to be sold in the Fund's initial offering (and additional shares may be added based on a pending follow-on registration statement).
- Distributions are generally paid monthly and can be reinvested at 90% of its then-current price or taken in cash.
- This is a long-term investment, not designed for liquidity. There are limited opportunities to liquidate your investment. The Fund intends to offer "quarterly liquidity" to stockholders, meaning that each quarter it may repurchase shares from participating investors at 90% of its then-current offering price on the date of repurchase. The Fund will limit the number of shares to be repurchased in any calendar year to the number of shares it could repurchase with the proceeds received under its distribution reinvestment plan. In addition, FSIC II will limit the number of shares to be repurchased in any calendar quarter to 2.5% of the weighted average number of shares outstanding in the prior calendar year, or 10% in each calendar year. See the prospectus for further details regarding the Share Repurchase Program.
- FSIC II intends to seek to complete a liquidity event, which may include a listing, liquidation or merger, within five years after the Fund completes the sale of shares in the offering.


Introducing FS Energy & Power Fund
OBJECTIVES
COMPANIES
INVESTMENTS
VEHICLE
Current Income
+
Capital Appreciation
Private U.S. Energy & Power
Loans
+
Bonds
+
Equity
Debt and Income-Oriented Equity
BDC
Business Development Company
GSO
CAPITAL PARTNERS
A Blackstone Company
Sub-Adviser
FRANKLIN SQUARE
14

Now for an overview of FS Energy & Power Fund.

FSEP's investment **objectives** are to generate current income *and* growth.

Its portfolio concentrates on **companies** in the energy and power industry that are privately held and based in the United States.

FSEP seeks to make **investments** in the debt and equity of these companies. Debt investments may include loans that companies take and bonds that they issue. When it comes to equity investments, the Fund focuses on select income-oriented equities, such as preferred equities that pay dividends or other forms of cash distributions.

Like FSIC II, FSEP is structured as a non-traded BDC and is sub-advised by GSO / Blackstone.


FSEP's Strategy for Income and Growth
UPSIDE
Equity
BASE
Credit Returns
Warrants, Options, Conversion Features
Invest in Debt
Receive Interest and Principal
FRANKLIN SQUARE CAPITAL PARTNERS
15

FSEP follows a "base credit return with equity upside" strategy depicted in the above pyramid. What does that mean?

If you want an investment to provide regular payments or income, look to debt instruments. To raise money, companies may take loans or issue bonds. In either case, they agree to pay back interest and eventually the amount borrowed called the "principal." Debt investments can create a stream of income and add stability. Therefore, they form the base of FSEP's strategy.

For growth, FSEP will make equity investments that provide investors with ownership rights in a company and, in turn, the potential to participate in any "upside" if the company outperforms. It's important to note that FSEP does not typically invest in the common stock of public companies for the equity component of its strategy. Rather, the Fund typically will receive warrants, options and other equity securities of private companies, often in combination with an investment in the same company's debt.

The energy and power industry is particularly ideal for this base credit return with equity upside strategy.


Higher Energy Production Drives Higher Capital Demand
Average Daily Production
High Point
Low Point
Recent Surge
million barrels per day
November 1970
September 2008
December 2012
3-Year Growth in Production through December 2012
104%
218%
Texas
North Dakota
ENERGY PRODUCTION
CAPITAL DEMAND
New Reserves, Technologies and Infrastructure
Source: U.S. Energy Information Administration
FRANKLIN SQUARE CAPITAL PARTNERS
16

Let's see what's going on in energy.

Since its high point at 10 million barrels per day in 1970, U.S. oil production had been on the decline for so long that many are surprised to learn that we have been experiencing a significant comeback. As of December 2012, the U.S. climbed back to 7 million barrels per day, a level last seen 20 years ago. In fact, output has surged 75% from its lowest point four years ago (back in September 2008).

In just the last three years, Texas alone experienced a 104% increase in production. North Dakota saw an astounding 218% jump, going from having practically no production to becoming the second-largest oil producing state in the nation.

How did this happen? New oil and natural gas reserves (the green areas on the U.S. map) are being tapped, thanks in great part to advancements in technology, specifically horizontal drilling and hydraulic fracturing.

As energy production continues to increase, a significant amount of capital will be needed to build out the infrastructure necessary to extract, process and transport energy products. The International Energy Agency estimates that nearly $6.4 trillion must be invested in North American energy supply infrastructure between 2012 and 2035. Investors large and small can help fill that void.


The Huge Private U.S. Energy Market
Most investors have not had access to private companies.
370
Public
Companies
(2%)
15,700
Private
U.S. Energy
Companies
(98%)
E-17
Source: S&P Capital IQ as of November 2012.
FRANKLIN SQUARE
17

If you look at the entire energy sector in the U.S., it is striking that the majority of companies are private. In fact, only about 2% of energy companies trade on a public stock exchange. The other 98% is comprised of private companies that don't trade on an exchange.

Private companies play a large role in the industry, producing 86% of the country's natural gas and 65% of the oil.* They employ, either directly or indirectly, close to four million Americans.

Prior to FSEP, most investors simply didn't have the ability to invest in the many private energy companies that will play a vital role in ensuring that the domestic energy renaissance continues well into the next decade.

* Source: Independent Petroleum Association of America (IPAA), Profile of Independent Producers 2009


Energy Demand Has Been Resilient
2009: During the height of the economic crisis, world energy consumption decreased a negligible 0.9%, the only decrease in the last 22 years.
Million Tons of Oil Equivalent
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
1990
1995
2000
2005
2010
Annual Energy Consumption
Source: Enerdata, 2012
FRANKLIN SQUARE
18

Few industries enjoy the resilient demand of the energy sector.

This chart shows that over the past 22 years, there has only been one year in which worldwide energy demand decreased. That was 2009 in the midst of the global financial crisis when demand fell by less than 1% and subsequently rebounded.


Broad Access to an Asset-Rich Industry
Hard Assets
Infrastructure
Upstream
Midstream
Downstream
Power
Service & Equipment
• exploration
• production
• pipelines
• storage
• shipping
• gas processing
• oil refining
• gasoline marketing
• retail
• power generation, transmission and distribution
• alternative energy production
• services for oil and gas exploration
• support for power industry
FRANKLIN SQUARE
19

It's helpful to be familiar with the sub-sectors within the industry since FSEP may invest across any of these.

- Upstream companies find, develop and extract energy.
- It is then gathered, processed, stored and transported by midstream businesses that own pipelines, processing plants and other energy infrastructure.
- Downstream companies refine, market and distribute these energy resources.
- Power companies generate and distribute electricity to end users, and
- Service and equipment businesses supply specialized services and materials to aid in every step of the energy lifecycle.

The industry is asset intensive. That's important for FSEP's income and growth strategy. Its investments are typically backed (or "secured") by a company's hard assets such as oil and gas reserves, machinery, plants and equipment. Structuring investments in this manner can provide the Fund with strong downside protections that help preserve principal.

Of course, over time the collateral securing these investments may fluctuate based on company performance, decrease in value or lose its entire value, which may lead to a loss of principal.


Future Demand Expectations
Average Annual Oil Consumption (barrels per person)
India
China
U.S.
Source: International Energy Agency (IEA)
©2013 Franklin Square Capital Partners
20

A final compelling fact: In India each person on average consumes approximately one barrel of oil per year. In China the average person consumes three. Now consider that each American consumes about 22 barrels per year!

Industry experts, including the International Energy Agency, predict worldwide demand for energy will increase by 1.2% annually through the year 2035. Imagine the impact on the world's limited resources if citizens of nations like China and India up their consumption.

Consistently high demand and growth can set the stage for investment opportunities if you find well-run companies positioned to succeed.

Important Terms of the FSEP Offering

Minimum investment	$5,000	**Distribution schedule**	Declared semi-monthly, paid monthly.(2)
Suitability	Minimum of $70,000 annual net income and $70,000 net worth OR $250,000 net worth required.(1)	**Distribution reinvestment price**	90% of the then-current offering price in effect on the repurchase date.
Price per share	Subject to change. See Fund website.	**Quarterly liquidity**	FSEP intends to offer to repurchase shares quarterly at 90% of the public offering price, subject to certain limitations.(2)
Registered offering size	150 million shares	**Exit strategy**	May list, liquidate or merge within 5 years after completion of offering stage.(3)

1) Some states, such as Kansas, impose higher suitability standards.
2) Distributions are subject to the discretion of FSEP's board.
3) There can be no assurance that a liquidity event can be completed.

FRANKLIN SQUARE CAPITAL PARTNERS

Let's review the important terms of the offering:

- The minimum initial investment is $5,000.
- To be suitable for the Fund, an investor must meet the income and/or net worth requirements contained in the prospectus.
- The current price per share is subject to change and can be found on the Fund's website at www.fsenergyandpowerfund.com.
- There are up to 150 million shares available to be sold in the Fund's initial offering (and additional shares may be added based on a pending follow-on registration statement).
- The Fund is looking to pay distributions on a monthly basis, though there is no guarantee it will.
- Distributions can be taken in cash or reinvested at 90% of its then-current offering price.
- This is a long-term investment and is not designed for liquidity. There are limited opportunities to liquidate your investment until the Fund achieves a liquidity event. The Fund intends to repurchase shares on a quarterly basis, but only a limited number of shares will be available for repurchase.
- FSEP intends to seek to complete a liquidity event, which may include a listing, liquidation or merger, within five years after the Fund completes the sale of shares in the offering.


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www.fsic2.com | www.fsenergyandpowerfund.com | 877-372-9880
FRANKLIN SQUARE CAPITAL PARTNERS
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To learn more, visit the Funds' websites where you will find a number of educational resources including brochures, quarterly updates, videos and more. You may also call 877-372-9880 for more information.

Consult your financial advisor about whether FSIC II and FSEP are right for your investment goals. If you want to invest, your advisor will provide you with the offering materials.

Fund Expenses

STOCKHOLDER/SHAREHOLDER TRANSACTION EXPENSES* (expenses as a percentage of the current offering price)	FSIC II	FSEP
Sales load to Dealer Manager	10.00%	10.00%
Offering expenses borne by Fund	1.50%	1.50%
TOTAL TRANSACTION EXPENSES	11.50%	11.50%

TOTAL ANNUAL EXPENSES* (as a percentage of net assets attributable to common stock/shares)	5.57%	5.97%

* Expenses and fees are described more fully in each Fund's prospectus. Total annual expense percentage calculated as set forth in the prospectus for FSIC II dated May 18, 2012, and the prospectus for FSEP dated June 4, 2012, as supplemented and amended.

FRANKLIN SQUARE CAPITAL PARTNERS

This table summarizes the expenses for FSIC II and FSEP. There is a sales load of 10% and up to 1.5% of offering expenses to bring the Funds to investors.

Speak to your advisor if you have questions about these expenses.


FS² CAPITAL PARTNERS
MEMBER FINRA/SIPC
FS² Capital Partners, LLC is the dealer manager for the public offering.
FS² Capital Partners, LLC (FS² Capital) is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS² Capital's due diligence obligations under the federal securities laws. FS² Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS² Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.
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877-372-9880 | www.fs2cap.com
FRANKLIN SQUARE
CAPITAL PARTNERS
©2013 Franklin Square Capital Partners
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FSIC II and FSEP are sponsored by Franklin Square Capital Partners and distributed to financial advisors through FS² Capital Partners, the dealer manager for the Funds.

That concludes our presentation. We hope you have found this information helpful. Thank you for participating.